Exhibit 10.3

                                OPTION AGREEMENT

     THIS OPTION AGREEMENT (the "Option Agreement"), made and entered into as of this ___ day of August, 2005, by and between HARBIN ELECTRIC, INC., a Nevada corporation (the "Company"), and the entity whose name appears on the signature page hereof (the "Optionee").

     Capitalized terms used in this Option Agreement and not otherwise defined have the respective meanings set forth in the Common Stock Purchase Agreement (the "Agreement") of the Company dated the date hereof (the "Closing Date").

                              W I T N E S S E T H :

     WHEREAS, the Company and the Optionee, among other parties, have entered into the Agreement;

     WHEREAS, the Agreement requires the execution and delivery of this Option Agreement; and

     WHEREAS, the Optionee desires to have an option to purchase a certain number of Shares in the Company and the Company desires to grant the Optionee such option, subject to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. Option. The Company hereby grants to the Optionee the right and option (the "Option") to purchase, in whole but not in part, the number of Shares in the Company as set forth beneath such Optionee's signature on the signature page hereto, at a purchase price of $3.50 for each share.

     2. Term. The term of the Option shall commence on the Closing Date hereof and shall terminate on the third anniversary day from such date, unless it is sooner terminated as provided in this Option Agreement.

     3. Exercise.  The Option may be exercised one time only, in accordance with
     Section 2 hereof.

     4. Notice. The Option shall be exercised by the giving of written notice thereof to the Company. Such notice shall specify the number of Shares to be purchased, and shall be accompanied by payment of the full purchase price.

     5. Non-Transferability. The Option may not be transferred, assigned, pledged, hypothecated or otherwise disposed of (whether by operation of law or otherwise) without prior written consent by the Company.

     6. No Attachment. The Option shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option, or upon a levy or any attachment or similar process with respect to the Option, the term of the Option shall terminate and the Option shall immediately become null and void.

     7. Miscellaneous.

          (a)  Capitalized   Terms.   Unless   specifically  set  forth  herein,
          capitalized terms shall have the same meaning as set forth in the Agreement.

          (b) Entire Agreement. This Option Agreement constitutes the entire understanding between the Company and the Optionee with respect to the subject matter hereof and supersedes any and all previous agreements or understandings between the Company and the Optionee concerning the subject matter hereof. This Option Agreement may not be changed or amended without the prior written consent of both the parties hereto.

          (c) Notices. All notices hereunder shall be in writing and shall be mailed by certified mail, return receipt requested or sent by a reputable overnight courier, or personally delivered to the parties hereto at the addresses set forth below or at such other addresses as may be designated in writing to the other parties.

                  If to the Company:

                  Harbin Electric, Inc.
                  No. 9 Ha Ping Xi Lu
                  Ha Ping Lu Ji Zhong Qu
                  Harbin Kai Fa Qu
                  Harbin, China  150060
                  Attn:    Chungang Xia
                  Tel:     +86-451-86116757
                  Fax:     +86-451-86116769



                  with a copy to:

                  Reed Smith LLP
                  435 Sixth Avenue
                  Pittsburgh, PA 15219
                  Attn:    Stephen W. Johnson
                  Tel:     412-288-7166
                  Fax:     412-288-3063

          (d) Governing Law. This Option Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any conflicts of law principles.

          (e) Captions. The captions herein are for the convenience of the parties and are not to be construed as part of the terms of this Option Agreement.

          (f) Counterparts. This Option Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same document. The signature of any party to any counterpart shall be deemed to, and may be appended to, any other counterpart.


     IN WITNESS WHEREOF, the parties hereto have signed this Option Agreement on the day and year first above written.


                                  HARBIN ELECTRIC, INC.





                         By:      __________________________
                         Name:    Tian Fu Yang
                         Title:   CEO

                         By:      __________________________

                         Name:

                         Title:

                         Address:___________________________

                                  ____________________________

                         Tax ID   ____________________________

                         Tel:     ____________________________

                         Fax:     ____________________________

                         Number of Options Shares:____________





                                       3